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                                                             October 1, 2001


 FUND PROFILE
T. ROWE PRICE
CapitalOpportunity Fund

 A diversified equity fund seeking long-term capital appreciation. This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks superior capital appreciation over time by investing primarily in U.S. common stocks.


 What is the fund's principal investment strategy?

   The fund uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor's 500 Stock Index/(R) / (S&P 500 Index). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.

   A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The fund seeks to take full advantage of the analysts' focused expertise in their industries. The director of equity research supervises the analysts and has responsibility for the overall structure of the fund. The director of systematic research oversees the quantitative analysis that helps the analysts manage their industry-specific portfolios.

   The fund will generally remain fully invested (less than 5% cash reserves) and will be sector and style neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small-and mid-capitalization and foreign stocks may also be purchased in keeping with fund objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the fund. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   The fund's potential investments in growth stocks could result in greater volatility because such stocks can have sharp price declines, if their earnings disappoint investors. The fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Small and medium-sized companies held by the fund should generally be more volatile than larger companies. There is no guarantee that the fund's investment approach will succeed.


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FUND PROFILE
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   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance level for risk. If you can accept the greater risk of investing in an aggressively managed fund in an effort to achieve superior capital appreciation, the fund may be an appropriate part of your overall investment strategy. The fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
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FUND PROFILE
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
           Calendar Year Total Returns
  "95"    "96"    "97"    "98"    "99"     "00"
 ------------------------------------------------
 46.51   16.76   15.87   14.70   11.50    -6.32
 ------------------------------------------------


          Quarter ended              Total return

 Best quarter                           12/31/98 21.97%

 Worst quarter                           9/30/98 -18.00%


 Table 1  Average Annual Total Returns
                                       Periods ended 9/30/2001
                                                         Since inception
                                 1 year      5 years      (11/30/1994)
 ------------------------------------------------------------------------------
  Capital Opportunity Fund         -25.41%        2.46%         10.72%

  S&P 500 Stock Index              -26.62        10.22          14.87
  Lipper Large-Cap Core Funds      -27.41         7.55          12.15
  Average
 ------------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.
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FUND PROFILE
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
 Table 2  Fees and Expenses of the Fund*
                                                Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
 --------------------------------------------------------------------------------------
  Management fee                                            0.67%/ // /
  Other expenses                                            0.48%
  Total annual fund operating expenses                      1.15%/ // /
 --------------------------------------------------------------------------------------


 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $117        $365         $633          $1,398
    ----------------------------------------------------



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   The fund has an Investment Advisory Committee with the following members:
   William J. Stromberg, Director of Equity Research, Chairman, John F. Wakeman, and Richard T. Whitney, Director of Systematic Research. Day-to-day responsibility for managing the fund's investments is shared by the Advisory Committee and a group of T. Rowe Price equity research analysts.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.
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FUND PROFILE
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 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
                                                                     RPS F08-035
 T. Rowe Price Investment Services, Inc., Distributor